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                                                                   EXHIBIT 99.02

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS'STATEMENT


                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1
                _______________________________________________

                Monthly Period:                08/01/96 to
                                               08/31/96
                Distribution Date:             09/16/96
                Transfer Date:                 09/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1, 1993 (the "Series 1993-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution
         to Certificateholders per $1,000
         original certificate principal amount                     $5,10000000

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount                              $5,10000000

     3.  The amount of the distribution set
         forth in paragraph 1 above in respect of
         principal on the Certificates, per
         $1,000 original certificate principal amount              $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1993-1
Page 2


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collection of Principal Receivables.
         -----------------------------------

         The aggregate amount of Collections of Principal
         Receivables processed during the Collection
         Period which were allocated in respect of the Certificates

                                  Principal Collection Rate      $ Amount
                           -----------------------------------------------------
                                                     10.38%      $51,910,639.78


     2.  Collection of Finance Charge Receivables.

         The aggregate amount of Collections of Finance Charge
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                   Finance Charge Yield          $ Amount
                           -----------------------------------------------------
              Periodic Finance Changes           15.79%           $6,579,914.78
              Discount Receivables                1.64%             $683,726.78
                                                 ------            ------------
                 Total                           17.43%           $7,263,641,56



     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)  The aggregate amount of Principal Receivables
              in the Trust as of the last day of the
              Collection Period                              $16,965,492,542.30

         (b)  Invested Amount as of the last day
              of the Collection Period                          $500,000,000.00

         (c)  The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate
              amount of Principal Receivables set forth in
              paragraph 3(a) above                                       2.947%

         (d)  During the amortization Period: The Invested
              Amount as of ________ (the last day of the
              Revolving Period)                                             N/A

         (e)  The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal paragraph 3(a) above
              (applied with respect to Principal
              Receivables during the Amortization Period)                   N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT               Series 1993-1
Page 3


     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection Period

                                                               Aggregate
                                           % of Total           Account
                                          Outstandings          Balance
                                      ----------------------------------------

         (a)  35 - 64 days                            1.79%    $312,272,525.64
         (b)  65 - 94 days                            0.98%    $170,748,276.22
         (c)  95 - 124 days                           0.82%    $142,430,236.99
         (d)  125 - 154 days                          0.63%    $110,281,956.57
         (e)  155 or more days                        0.79%    $169,493,771.96
                                      -----------------------------------------
                           Total                      5.19%    $905,226,767.38
                                      =========================================


     5.  Monthly Investor Default Amount.
         -------------------------------

         The aggregate amount of all defaulted Principal
         Receivables written off as uncollectible
         during the Collection Period allocable
         to the Invested Amount (the "Monthly Investor
         Default Amount")                                        $2,052,632.64


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a)   The aggregate amount Investor Charge-Offs
               during the Collection Period                              $0.00

         (b)   The amounts set forth in paragraph 6(a) above, per
               $1,000 original certificate principal amount (which
               will have the effect of reducing, pro rata, the
               amount of each Certificateholder's investment)            $0.00

         (c)   The aggregate amount of Investor Charge-Offs
               reimbursed during the Collection Period                   $0.00

         (d)   The amounts set forth in paragraph 6(c) above,
               per $1,000 original certificate principal amount
               (which will have the effect of increasing,
               pro rata, the amount of each Certificateholder's
               investment)                                               $0.00

     7.  Investor Servicing Fee.
         ----------------------

         The amount of the Investor Monthly Servicing
         Fee payable by the Trust to the Servicer for
         the Collection Period                                     $625,000.00

     8.  Withdrawl from Cash Collateral Amount
         -------------------------------------

         The amount to withdrawn from Cash Collateral
         Account on the related Distrubution.                            $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT               Series 1993-1
Page 4


     9.  Cash Collateral Account
         -----------------------

         The Available Cash Collateral Amount as of the close of business on the related Distribution
         Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                Total                           $70,000,000.00


        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                Total                           $70,000,000.00


     11. Funds on Deposit in Cash Collateral Account
         -------------------------------------------

         The aggregate amount of funds on deposit in
         the Cash Collateral Account pursuant to Section
         2.11(a)(vii) of the Amended Loan Agreement on such
         Distribution Date                                       $5,000,000.00

     12. Series 1993-1 Guaranty Amount
         -----------------------------

         (a)  The Available Series 1993-1 Guaranty Amount
              on such Distribution Date                         $10,000,000.00

         (b)  The Required Series 1993-1 Guaranty Amount
              on such Distribution Date                         $10,000,000.00

     13. The Available Series 1993-1 Loan Amount
         ---------------------------------------

         The Available Series 1993-1 Loan Amount
         on such Distribution Date                              $55,000,000.00


     14. The Pool Factor.
         ---------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                                                  1.00000000

     15. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period           12.51%


     16. The Base Rate
         -------------

         The Base Rate for the related Monthly period                  7.74%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                          FIRST USA BANK
                          as Servicer


                          By:  /s/ W. Todd Peterson
                              -------------------------------------------
                               W. Todd Peterson
                               Vice President